UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 17, 2008
Capital Corp of the West
(Exact name of registrant as specified in its charter)

California	0-27384	77-0147763

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification Number)

550 West Main Street
Merced, California	95340

(Address of principal executive offices)	(Zip Code)
(209) 725-2200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Consistent with the Company’s prior disclosures in its Form 10-K for the year ended December 31, 2007, the related press release and Form 10-Q for the first quarter of 2008, the Company and its subsidiary County Bank entered into a formal agreement with the Federal Reserve Bank of San Francisco to address regulatory concerns. Under the agreement, the Company and the Bank agree to take appropriate steps to improve board oversight and management; strengthen risk management practices; improve credit and loan administration policies and procedures; improve asset quality; maintain an adequate allowance for loan losses; submit a capital plan for achieving and maintaining acceptable capital levels; suspend cash dividends and payments on trust preferred securities without regulatory approval; not incur any new material debt or repurchase or redeem capital stock; submit an earnings plan and budget; submit an acceptable plan for liquidity and cash management; constitute a Compliance Committee to monitor and coordinate compliance with the agreement; and submit progress reports on a regular basis. A copy of the agreement is attached as an exhibit to this report.
As previously reported, the Company and Bank established a Regulatory Oversight Committee (“ROC”) on March 19, 2008. The ROC together with the full board and management have been taking and continue to take steps to address all of these concerns since that date. The ROC will continue to function as the Compliance Committee required by the agreement. The Company and Bank believe they have made substantial progress on all of the matters covered by the agreement and are devoting substantial efforts to continue that progress. As previously disclosed, the Company has engaged an investment banking firm to advise and assist it in raising capital as required.
The Company and Bank expect that the California Department of Financial Institutions may require them to enter into a separate agreement addressing similar concerns. The Company and Bank believe that the corrective measures undertaken to date and referred to above will be equally responsive to concerns of the Department.
The press release attached to this report as exhibit 99.1 is incorporated herein by reference. The regulatory agreement attached to this report as Exhibit 10.1 is also incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition
See Item 1.01 above.
Item 8.01. Other Events
See Item 1.01 above.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:
     The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: July 23, 2008

CAPITAL CORP OF THE WEST
By:	/s/ David A. Heaberlin
David A. Heaberlin, Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
10.1	Written agreement by and between Capital Corp of the West and the Federal Reserve Bank of San Francisco dated July 17, 2008

99.1	Press release of the registrant dated July 23, 2008

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